Other non-current assets	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Other non-current assets	Other non-current assets
Other non-current assets comprise:

(€ million)	2020	2019	2018
Equity instruments at fair value through other comprehensive income (D.7.1.)	588	380	1,037
Debt instruments at fair value through other comprehensive income (D.7.2.)	426	403	359
Other financial assets at fair value through profit or loss (D.7.3.)	890	892	733
Pre-funded pension obligations (Note D.19.1.)	177	155	77
Long-term prepaid expenses	92	115	126
Long-term loans and advances and other non-current receivables	537	521	464
Derivative financial instruments (Note D.20.)	24	37	19
Total	2,734	2,503	2,815
D.7.1. Equity instruments at fair value through other comprehensive income
Quoted equity investments
The main changes in the quoted equity investments included in the “Equity instruments at fair value through other comprehensive income” category during the year ended December 31, 2020 are described below:
•As mentioned in Note D.1., following the sale of 22.8 million shares of Regeneron common stock on May 29, 2020, Sanofi ceased to exercise significant influence over Regeneron, and this investment is no longer accounted for using the equity method (see Note D.6.). In accordance with IFRS 9 (Financial Instruments), the 400,000 shares retained by Sanofi were classified in the "Equity instruments at fair value through other comprehensive income" category as of May 29, 2020, at a carrying amount of €221 million. As of December 31, 2020, Sanofi held 279,766 Regeneron shares with a carrying amount of €111 million.
• An equity injection was made into Translate Bio under the terms of the collaboration and license agreement announced on June 23, 2020, with a carrying amount of €74 million as of December 31, 2020 and representing an equity interest of approximately 8% of Translate Bio as of that date.
•Sanofi owns equity interests in quoted biotechnology companies. Movements in the quoted market prices of the shares held in those companies generated a net gain of €357 million, recognized in "Equity instruments at fair value through other comprehensive income".
The main changes in the quoted equity investments included in the “Equity instruments at fair value through other comprehensive income” category during the year ended December 31, 2019 are described below:
•On May 2, 2019, further to the announcement on April 8, 2019 of amendments to the terms of the agreement governing Sanofi’s equity interest in Alnylam, Sanofi divested its entire holding of 10.6 million Alnylam shares, representing approximately 10% of Alnylam's equity capital. Proceeds from the divestment amounted to €706 million, net of taxes. The loss on the divestment was recognized in full in Other comprehensive income. This equity interest had a carrying amount of €671 million as of December 31, 2018.
•The entire equity interest held by Sanofi in MyoKardia, Inc. was divested during the first half of 2019. Proceeds from the divestment amounted to €118 million, net of taxes. The gain arising on the divestment was recognized in full in Other comprehensive income. This equity interest had a carrying amount of €178 million as of December 31, 2018.
•Following the restructuring of Onduo LLC, finalized November 11, 2019, Sanofi received from Onduo a dividend in the form of DexCom shares valued at $122 million. As of December 31, 2020, those shares had a carrying amount of €90 million, versus €104 million as of December 31, 2019.
A 10% decline in stock prices of the quoted equity investments included within “Equity instruments at fair value through other comprehensive income” would have had a negative pre-tax impact of €44 million on Other comprehensive income as of December 31, 2020.
Unquoted equity investments
The line item “Equity instruments at fair value through other comprehensive income” also includes equity investments not quoted in an active market. The carrying amount of those investments was €149 million as of December 31, 2020 and €266 million as of December 31, 2019.
D.7.2. Debt instruments at fair value through other comprehensive income
The “Debt instruments at fair value through other comprehensive income” category includes quoted euro-denominated senior bonds amounting to €426 million as of December 31, 2020, including €172 million of securities obtained in exchange for financial assets held to meet obligations to employees under post-employment benefit plans.
Sanofi held €403 million of quoted senior bonds as of December 31, 2019 and €359 million as of December 31, 2018.
As regards debt instruments held to meet obligations to employees under post-employment benefit plans, a reduction of 10 basis points in market interest rates as of December 31, 2020 would have had a pre-tax impact of €3 million on Other comprehensive income.
As regards other quoted debt instruments, a reduction of 10 basis points in market interest rates as of December 31, 2020 would have had a pre-tax impact of €1 million on Other comprehensive income.
Other comprehensive income recognized in respect of “Equity instruments at fair value through other comprehensive income” and “Debt instruments at fair value through other comprehensive income” represented unrealized after-tax gains of €200 million as of December 31, 2020, versus unrealized after-tax losses of €80 million as of December 31, 2019 and €148 million as of December 31, 2018.
An analysis of the change in gains and losses recognized in Other comprehensive income, and of items reclassified to profit or loss, is presented in Note D.15.7.
D.7.3. Other financial assets at fair value through profit or loss
The “Other financial assets at fair value through profit or loss” category includes:
•Contingent consideration receivable by Sanofi following the dissolution of the Sanofi Pasteur MSD (SPMSD) joint venture, based on a percentage of MSD’s future sales during the 2017-2024 period of specified products previously distributed by SPMSD (see Notes B.1. and D.12.).
The fair value of the MSD contingent consideration was determined by applying the royalty percentage stipulated in the contract to discounted sales projections. A reduction of one percentage point in the discount rate would increase the fair value of the MSD contingent consideration by approximately 2%.
Changes in the fair value of this contingent consideration are recognized in the income statement within the line item Fair value remeasurement of contingent consideration (see Note B.18.). As of December 31, 2020, the contingent consideration asset amounted to €483 million (including a non-current portion of €374 million), versus €492 million (non-current portion: €398 million) as of December 31, 2019 and €373 million as of December 31, 2018.
•A portfolio of financial investments (amounting to €453 million as of December 31, 2020) held to fund a deferred compensation plan provided to certain employees (versus €442 million as of December 31, 2019 and €363 million as of December 31, 2018).
•Unlisted securities not meeting the definition of equity instruments totaling €63 million as of December 31, 2020 (versus €52 million as of December 31, 2019 and €61 million as of December 31, 2018).